PACIFIC GLOBAL ETF TRUST

SUPPLEMENT DATED AUGUST 25, 2021

TO THE

Summary Prospectus, Prospectus and Statement of Additional Information,

dated October 28, 2020, of:

PACIFIC GLOBAL SENIOR LOAN ETF

NYSE Arca Ticker: FLRT

On August 12, 2021, the Board of Trustees of Pacific Global ETF Trust (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization of Pacific Global Senior Loan ETF (the “Target Fund”) into Pacer Pacific Asset Floating Rate High Income ETF  (the “Acquiring Fund”), a newly organized series of Pacer Funds Trust (the “Reorganization”).

Like the Target Fund, the Acquiring Fund seeks to provide a high level of current income. The investment strategy of the Acquiring Fund and corresponding risks are similar (but there are some important differences) to those of Target Fund. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans. Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior floating rate loans and other adjustable rate securities.

Additional Information

Under the terms of the Plan of Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. Subsequently, the Target Fund will be liquidated and shareholders of such Target Fund will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund held as of the time of valuation specified in the Plan of Reorganization.

The Board and Pacific Global Advisors LLC, the Target Fund’s adviser, believe that the Reorganization is in the best interests of the Target Fund, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.  Details regarding the terms of the Reorganization and factors considered by the Board in connection with the Reorganization will be contained in a combined proxy statement/prospectus that will be sent to the shareholders of the Target Fund.

The Reorganization is expected to qualify as a tax-free event and, as a result, shareholders of the Target Fund are not expected to recognize a gain or loss for federal income tax purposes as a result of the Reorganization (except any gain or loss that may result from the receipt of cash in lieu of fractional shares).

The Reorganization is expected to close after the close of business on October 22, 2021, subject to compliance with all regulatory requirements and satisfaction of customary closing conditions. Shares of the Acquiring Fund are expected to begin trading on the NYSE Arca, Inc. on October 25, 2021. Shareholders of the Acquiring Fund are not required to approve the Plan of

Reorganization. The Acquiring Fund has not commenced investment operations and does not currently have shareholders.

Pacer Funds Trust intends to file with the U.S. Securities and Exchange Commission (“SEC”) a combined proxy statement/prospectus on Form N-14 that will be provided to shareholders of the Target Fund. When available, the combined proxy statement/prospectus will describe in detail the terms of the Reorganization.

SHAREHOLDERS OF THE TARGET FUND ARE URGED TO READ THE COMBINED PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATION. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, FEES AND EXPENSES OF THE ACQUIRING FUND CAREFULLY.

Shareholders of the Target Fund may obtain free copies of the combined proxy statement/prospectus and other documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the combined proxy statement/prospectus and other documents filed with the SEC may also be obtained without charge after the combined proxy statement/prospectus becomes effective from Foreside Fund Services, LLC by calling 1-866-933-2398 or writing to Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

A registration statement containing a preliminary prospectus relating to the shares of the Acquiring Fund has been filed with the SEC, but has not yet been declared effective. The information contained in the registration statement of the Acquiring Fund is not complete and may be changed. Shares of the Acquiring Fund may not be sold until the registration statement filed with the SEC is effective. This communication is not an offer to sell securities and is not soliciting an offer to buy securities.

Shareholders should call the Fund’s distributor, Foreside Fund Services, LLC, at (866) 933-2398 for additional information.